UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Jonathan de St. Paer

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2020

Item 1:	Report(s) to Shareholders.

Semiannual Report  |  August 31, 2020
Schwab Fundamental Global Real Estate Index Fund

New Notice Regarding Shareholder Report Delivery Options
Beginning on January 1, 2021, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary (such as a bank or broker-dealer). Instead, the reports will be made available on a fund’s website www.schwabfunds.com/schwabfunds_prospectus, and you will be notified by mail each time a report is posted and the mailing will provide a website link to access the report. You will continue to receive other fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all fund documents electronically.
If you would like to receive a fund’s future shareholder reports in paper free of charge after January 1, 2021, you can make that request:
• If you invest through Charles Schwab & Co, Inc. (broker-dealer), by calling 1-866-345-5954 and using the unique identifier attached to this mailing;
• If you invest through another financial intermediary (such as a bank or broker-dealer) by contacting them directly; or
• If owned directly through a fund by calling 1-800-407-0256.
If you already receive shareholder reports and other fund documents electronically, you will not be affected by this change and you need not take any action.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 2020
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	-12.80% [1]
Russell RAFITM Global Select Real Estate Index (Net)[2]	-12.53%
FTSE EPRA Nareit Global Index (Net)[2]	-10.39%
Fund Category: Morningstar Global Real Estate[3]	-6.86%
Performance Details	pages 7-8
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
From the President

Jonathan de St. Paer
President of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
The six-month reporting period ended August 31, 2020 has been witness to a number of historic events that have significantly impacted lives on both a personal and economic level. This period was also one of the most volatile investing environments on record. Up until the last week of February, U.S. stock market performance was strong, with the longest bull market cycle in history continuing and major equity indices hitting new highs. Global real estate securities were also generating positive returns, supported by accommodative monetary policies and solid fundamentals. But the rapid spread of COVID-19 around the world brought many economies to an abrupt halt and sent stock markets reeling. A new record was set for the fastest U.S. market decline, with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% over just 22 trading days in late February and early March. International markets saw similar sell-offs. Stay-at-home orders, business closures, and social distancing restrictions resulted in steep declines in global real estate securities, particularly commercial real estate securities and real estate investment trusts. By the end of the reporting period, however, many stocks had rebounded and major equity indices reached new highs in August. Global real estate securities, however, showed fewer signs of recovery, though certain segments fared better than others. In this environment, the S&P 500® Index returned 19.6% for the six-month reporting period ended August 31, 2020, while the MSCI EAFE® Index (Net)* returned 7.1%. The FTSE EPRA Nareit Global Index (Net)*, which represents general trends in eligible real estate securities worldwide, returned -10.4% for the same period.
Although the current environment is unprecedented, this varied performance of asset classes is a good reminder of the importance of diversification. At Charles Schwab Investment Management, we believe that maintaining exposure to a mix of asset classes that perform differently over time is one of the best ways to help weather market cycles. Since real estate securities tend to be influenced by a different combination of factors than stocks and bonds, the Schwab Fundamental Global Real Estate Index Fund may add another layer of diversification when combined with more traditional asset classes in a portfolio. Offering simple access to real estate companies in U.S. and non-U.S. markets, including developed and emerging markets, the Schwab Fundamental Global Real Estate Index Fund can serve as a component of a diversified portfolio. Additionally, by weighting fund holdings based on objective financial measures of company size, Fundamental Index strategies tend to perform differently over time than traditional market-cap index products that use market capitalization to weight the same set of stocks, which offers investors the potential for more attractive risk-adjusted returns across various market cycles.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
“ Since real estate securities tend to be influenced by a different combination of factors than stocks and bonds, the Schwab Fundamental Global Real Estate Index Fund may add another layer of diversification when combined with more traditional asset classes in a portfolio.”
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance cannot guarantee future results.
Diversification and asset allocation strategies do not ensure a profit and cannot protect against losses in a declining market.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

The six-month reporting period ended August 31, 2020 was a historically volatile one for global equity markets. The COVID-19 pandemic wreaked havoc on the global economy, prompting dramatic social distancing restrictions, shuttering businesses, and resulting in a new record for the fastest U.S. market decline with the S&P 500® Index, a bellwether for the overall U.S. stock market, dropping 30% in just 22 trading days in late February and early March. International securities followed suit. By the end of March, governments and central banks around the world had begun passing extensive emergency rescue and fiscal stimulus measures in an effort to support their economies. While the extraordinary response prompted a rally in global equity markets from their March lows, particularly in the U.S., historic volatility remained. Global real estate securities began to recover somewhat, although not to the extent of major market indices, several of which hit new highs by the end of the reporting period. For the reporting period, the FTSE EPRA Nareit Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned -10.39%, while the Dow Jones U.S. Select REIT IndexTM, which represents U.S. real estate investment trusts (REITs) returned -11.76%. The S&P 500® Index, returned 19.63% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned 7.10% and 11.23%, respectively.
Prior to the onset of the COVID-19 pandemic, the U.S. economy, despite ongoing trade tensions with China, maintained steady growth in its record eleventh year of expansion, albeit at a slowing pace. However, amid the fallout of the COVID-19 pandemic, the U.S. entered recessionary territory with record speed. U.S. gross domestic product (GDP) fell steeply, declining 5% and 31.4% for the first and second quarters of 2020, respectively, with the second quarter representing the largest contraction in U.S. GDP since 1947. Unemployment remained at record lows through February before a record number of unemployment claims in March resulted in the largest monthly increase in the U.S. unemployment rate since January 1975. In April, this record was broken again when unemployment skyrocketed, rising to the highest level since the Great Depression. Unemployment declined in May through August, dropping below double digits in August. Consumer confidence, which remained solid through February, also fell steeply in March and April. By June, consumer confidence recovered before falling again in July and August. Inflation crept up slightly in January and February, before retreating in March, April, and May, with April seeing the largest monthly decline since December 2008. Inflation began to climb again in June.
Asset Class Performance Comparison % returns during the 6 months ended August 31, 2020

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

Outside the U.S., economic conditions continued to soften, dampened by slowing economic output, slumping world trade, geopolitical concerns, and the COVID-19 pandemic, which exacerbated economic weakness around the globe, dramatically slowing growth amid stay-at-home orders, supply chain disruptions, and broadly diminishing demand. Oil prices deteriorated amid significantly reduced demand, coupled with rising U.S. crude production and a price war between Russia and Saudi Arabia. In April, oil futures briefly fell to negative territory as storage capacity evaporated and demand waned. However, as production was slashed, relieving pressure on constrained storage capacity, demand stabilized. First and second quarter 2020 GDP contracted in the eurozone and the United Kingdom. Japan’s economy also contracted in the first and second quarters of 2020. Even China and India, which had maintained stronger growth than many developed countries, declined sharply, although China’s GDP rebounded in the second quarter of 2020.
Many central banks around the world, including the U.S. Federal Reserve (Fed), reduced their policy rates over the reporting period, while others maintained low—and for some international central banks, negative—interest rates. In the U.S., after enacting three interest rate cuts in the second half of 2019 and as the economic implications of the COVID-19 pandemic grew, the Fed cut interest rates during the reporting period—by 0.50% in early March and by 1.00% in mid-March—resulting in a federal funds rate of 0.00% to 0.25%. Demand for U.S. Treasuries surged, driving yields to historic lows. Short-term rates fell steeply in response to the federal funds rate cuts, with the three-month U.S. Treasury yield falling from 1.99% to 0.11%. Longer-term yields also fell, with the yield on the 10-year U.S. Treasury falling from 1.50% to 0.72%. In addition, the Fed also announced extensive emergency measures to support the economy in light of the COVID-19 pandemic, including large purchases of U.S. Treasuries and other securities to support smooth market function, facilitating the flow of credit to municipalities, new financing for employers, consumers, and businesses, and the establishment of facilities to support credit to businesses and consumers alike. In August, the Fed announced that it was shifting its interest rate policy approach to potentially allow inflation to rise above its 2% target for periods of time even in times of rising employment. Outside the U.S., central banks were similarly accommodative. The European Central Bank held interest rates at 0.00%, unchanged since March 2016 and launched a new asset purchase program to help counter the impact of the COVID-19 pandemic. The Bank of Japan upheld its short-term interest rate target of -0.1%, also unchanged since 2016, and increased the annual pace of its purchases of exchange-traded funds (ETFs) and other assets. The Bank of England lowered its key official bank rate from 0.75% to 0.10% in two emergency rate cuts in March. Central banks in key emerging market economies—including China, India, Mexico, Russia, and Thailand—lowered their policy rates, in emergency moves to help mitigate the detrimental impacts of the COVID-19 pandemic.
Despite low interest rates, REITs fell under severe pressure during the reporting period as funding for development waned and demand in multiple sectors fell. Among REIT sub-industries in the Dow Jones Select U.S. REIT IndexTM, all but two, industrial REITs and specialized REITs, posted negative returns for the reporting period. Industrial REITs benefitted from a surge in e-commerce that boosted demand for facilities. Specialized REITs benefited from positive performance of data centers and infrastructure REITs as a result of increased demand for online and mobile communications. Retail REITs and hotel & resort REITs were particularly hard-hit amid diminishing consumer spending and curtailed leisure and business travel.
Most real estate markets outside the U.S. experienced declines over the reporting period. Among real estate securities in countries included in the FTSE EPRA Nareit Global Index, most posted negative returns for the reporting period. The strongest performers for the reporting period were real estate securities in Russia, Kuwait, and Germany. Real estate securities in Finland and Ireland also posted positive returns. Returns on real estate securities in the Netherlands, South Africa, and Brazil were weak for the reporting period, as were those in the Italy and Indonesia.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Vice President and Head of Passive Equity Strategies, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Before joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a managing director and the head of the Americas institutional index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Paul Holmquist, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to this role, Mr. Holmquist worked on CSIM’s performance team for four years. Prior to joining CSIM in 2011, Mr. Holmquist was a registered representative for Charles Schwab & Co., Inc. Prior to that, he worked as an analyst for the Portland House Research Group for two years.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in the risk management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to this role, Mr. Rios was an associate portfolio manager on the Schwab equity index strategies team for four years. His first role with CSIM was as a trade operations specialist. Prior to joining CSIM in 2008, Mr. Rios was a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Average Annual Total Returns1
Fund and Inception Date	6 Months	1 Year	5 Years	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	-12.80% [2]	-13.83%	4.10%	3.10%
Russell RAFITM Global Select Real Estate Index (Net)[3]	-12.53%	-14.23%	3.86%	2.83%
FTSE EPRA Nareit Global Index (Net)[3]	-10.39%	-12.80%	3.39%	2.47%
Fund Category: Morningstar Global Real Estate[4]	-6.86%	-8.03%	4.18%	N/A
Fund Expense Ratio[5]: 0.39%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Total return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual and semiannual reports.
[3]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[4]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[5]	As stated in the prospectus.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of August 31, 2020

Statistics
Number of Holdings	333
Weighted Average Market Cap (millions)	$18,024
Price/Earnings Ratio (P/E)	13.5
Price/Book Ratio (P/B)	0.9
Portfolio Turnover Rate	16% [1]
Industry Weightings % of Investments

Top Holdings % of Net Assets2
Country Weightings % of Investments3

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Industry Classification: S&P and MSCI.
[1]	Not annualized.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2020 and held through August 31, 2020.
Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/20	Ending Account Value (Net of Expenses) at 8/31/20	Expenses Paid During Period 3/1/20-8/31/20[2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.39%	$1,000.00	$ 871.20	$1.84
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99

[1]	Based on the most recent six-month expense ratio.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/20– 8/31/20*	3/1/19– 2/29/20	3/1/18– 2/28/19	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16
Per-Share Data
Net asset value at beginning of period	$11.06	$11.43	$11.24	$10.73	$9.53	$10.74
Income (loss) from investment operations:
Net investment income (loss)[1]	0.23	0.37	0.37	0.34	0.29	0.27
Net realized and unrealized gains (losses)	(1.66)	(0.24)	0.38	0.59	1.42	(1.21)
Total from investment operations	(1.43)	0.13	0.75	0.93	1.71	(0.94)
Less distributions:
Distributions from net investment income	(0.03)	(0.47)	(0.44)	(0.39)	(0.43)	(0.27)
Distributions from net realized gains	—	(0.03)	(0.12)	(0.03)	(0.08)	0.00
Total distributions	(0.03)	(0.50)	(0.56)	(0.42)	(0.51)	(0.27)
Net asset value at end of period	$9.60	$11.06	$11.43	$11.24	$10.73	$9.53
Total return	(12.88%) [2]	0.91%	7.00%	8.69%	18.26%	(8.91%)
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39% [3]	0.39%	0.39%	0.43% [4]	0.91%	0.89%
Net operating expenses	N/A	N/A	N/A [5]	0.41% [4]	0.49%	0.50% [6]
Net investment income (loss)	4.95% [3]	3.16%	3.32%	3.01%	2.72%	2.65%
Portfolio turnover rate	16% [2]	16%	16%	13%	23%	26%
Net assets, end of period (x 1,000,000)	$154	$196	$190	$158	$93	$84

*	Unaudited.
1
Calculated based on the average shares outstanding during the period.
2
Not annualized.
3
Annualized.
4
Effective June 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/18 is a blended ratio.
5
Effective June 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.
6
The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2020 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT Part F. The fund’s Form N-PORT Part F is available on the SEC’s website at www.sec.gov. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 100.1% of net assets

Australia 4.8%
Charter Hall Group	8,274	76,161
Charter Hall Retail REIT	41,076	103,652
Cromwell Property Group	223,428	147,927
Dexus	75,089	488,285
Goodman Group	76,698	1,032,506
Lendlease Group	164,921	1,408,761
Mirvac Group	504,843	783,682
REA Group Ltd.	1,591	133,811
Scentre Group	698,682	1,162,979
Shopping Centres Australasia Property Group	33,506	55,420
Stockland	407,459	1,188,099
The GPT Group	128,441	362,214
Vicinity Centres	402,563	429,371
		7,372,868

Austria 0.2%
CA Immobilien Anlagen AG	4,391	136,624
IMMOFINANZ AG *	7,572	125,209
		261,833

Belgium 0.2%
Befimmo S.A.	2,398	114,852
Cofinimmo S.A.	1,785	261,136
		375,988

Brazil 0.3%
BR Malls Participacoes S.A.	95,322	161,465
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	48,389	212,952
Multiplan Empreendimentos Imobiliarios S.A.	18,100	68,786
		443,203

Canada 2.6%
Allied Properties Real Estate Investment Trust	6,550	184,797
Artis Real Estate Investment Trust	37,553	251,918
Boardwalk Real Estate Investment Trust (a)	6,480	150,232
Canadian Apartment Properties REIT	8,641	298,114
Chartwell Retirement Residences	26,700	213,707
Choice Properties Real Estate Investment Trust	15,000	145,935
Colliers International Group, Inc.	2,869	181,926
Cominar Real Estate Investment Trust	57,893	312,467
Crombie Real Estate Investment Trust (a)	12,000	121,348
Dream Office Real Estate Investment Trust	16,369	239,194
First Capital Real Estate Investment Trust	18,485	193,870
Security	Number of Shares	Value ($)
FirstService Corp.	1,600	200,204
Granite Real Estate Investment Trust	2,848	169,415
H&R Real Estate Investment Trust	60,471	467,319
Northview Apartment Real Estate Investment Trust	5,500	144,589
RioCan Real Estate Investment Trust	46,049	536,977
SmartCentres Real Estate Investment Trust	15,789	248,634
		4,060,646

China 11.8%
Agile Group Holdings Ltd.	541,000	745,834
Beijing Capital Land Ltd., H Shares	476,000	90,157
China Aoyuan Group Ltd.	139,000	159,991
China Evergrande Group	568,000	1,324,236
China Jinmao Holdings Group Ltd.	927,000	578,845
China Merchants Shekou Industrial Zone Holdings Co., Ltd.	37,700	91,866
China Overseas Grand Oceans Group Ltd.	207,000	134,638
China Overseas Land & Investment Ltd.	771,000	2,230,110
China Resources Land Ltd.	427,000	1,972,573
China SCE Group Holdings Ltd.	393,000	204,545
China South City Holdings Ltd.	1,492,000	151,893
China Vanke Co., Ltd., A Shares	58,500	232,756
China Vanke Co., Ltd., H Shares	234,400	727,612
CIFI Holdings Group Co., Ltd.	480,000	407,998
Country Garden Holdings Co., Ltd.	1,082,000	1,339,691
Fantasia Holdings Group Co., Ltd.	681,000	138,635
Greentown China Holdings Ltd.	222,000	291,672
Guangzhou R&F Properties Co., Ltd., H Shares	523,000	663,965
Kaisa Group Holdings Ltd.	462,000	231,977
KWG Group Holdings Ltd.	215,500	408,971
Logan Property Holdings Co., Ltd.	130,000	241,799
Longfor Group Holdings Ltd.	180,500	954,938
Poly Developments and Holdings Group Co., Ltd	65,600	154,221
Poly Property Group Co., Ltd.	785,000	246,837
Powerlong Real Estate Holdings Ltd.	373,000	269,591
Ronshine China Holdings Ltd.	59,500	48,295
Seazen Group Ltd.	240,000	217,698
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., A Shares	6,400	11,629
Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd., B Shares	54,500	46,801
Shenzhen Investment Ltd.	1,017,563	344,887
Shimao Group Holdings Ltd.	272,500	1,224,678
Sino-Ocean Group Holding Ltd.	1,660,000	383,182
SOHO China Ltd. *	508,500	156,636
Sunac China Holdings Ltd.	139,000	583,496
Times China Holdings Ltd.	107,000	164,281
Yanlord Land Group Ltd.	375,400	333,455

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Yuexiu Property Co., Ltd.	1,732,000	330,302
Yuzhou Properties Co., Ltd.	642,503	299,673
		18,140,364

France 1.3%
Covivio	5,093	376,681
Gecina S.A.	2,869	394,481
ICADE	4,658	301,517
Klepierre S.A.	27,619	454,660
Mercialys S.A.	19,568	125,431
Nexity S.A.	11,026	378,544
		2,031,314

Germany 3.0%
alstria Office REIT-AG	7,876	117,767
Aroundtown S.A. *	36,451	199,679
Deutsche Euroshop AG *	7,242	108,089
Deutsche Wohnen SE	17,893	954,551
Grand City Properties S.A.	7,381	189,590
LEG Immobilien AG	3,692	542,514
TAG Immobilien AG	10,704	320,907
Vonovia SE	31,272	2,238,005
		4,671,102

Hong Kong 10.2%
CK Asset Holdings Ltd.	400,500	2,173,790
Fortune REIT	125,000	107,976
Gemdale Properties & Investment Corp., Ltd.	334,000	59,371
Hang Lung Group Ltd.	234,000	603,204
Hang Lung Properties Ltd.	267,000	752,363
Henderson Land Development Co., Ltd.	143,866	565,533
Hongkong Land Holdings Ltd.	166,941	638,794
Hysan Development Co., Ltd.	66,500	210,017
K Wah International Holdings Ltd.	407,000	193,048
Kerry Properties Ltd.	190,500	494,794
Link REIT	104,000	827,346
New World Development Co., Ltd.	364,460	1,889,924
Road King Infrastructure Ltd.	98,000	130,107
Shui On Land Ltd. (a)	1,419,500	193,962
Sino Land Co., Ltd.	506,583	589,611
Sun Hung Kai Properties Ltd.	237,500	3,186,422
Swire Properties Ltd.	108,000	292,332
The Wharf Holdings Ltd.	722,000	1,406,716
Wharf Real Estate Investment Co., Ltd.	328,200	1,364,070
		15,679,380

Japan 6.8%
Aeon Mall Co., Ltd.	23,900	315,820
Daito Trust Construction Co., Ltd.	17,180	1,522,639
Heiwa Real Estate Co., Ltd.	4,000	106,264
Hulic Co., Ltd.	29,800	271,094
Leopalace21 Corp. *	227,800	393,346
Mitsubishi Estate Co., Ltd.	119,000	1,862,315
Mitsui Fudosan Co., Ltd.	134,800	2,438,532
Nomura Real Estate Holdings, Inc.	30,100	574,235
Open House Co., Ltd.	6,300	223,056
Relo Group, Inc.	7,600	172,508
Starts Corp., Inc.	7,400	154,797
Sumitomo Realty & Development Co., Ltd.	47,300	1,395,012
Security	Number of Shares	Value ($)
Tokyo Tatemono Co., Ltd.	33,500	406,921
Tokyu Fudosan Holdings Corp.	143,000	613,250
		10,449,789

Mexico 0.3%
Fibra Uno Administracion S.A. de C.V.	362,300	282,794
Macquarie Mexico Real Estate Management S.A. de C.V.	118,700	137,946
PLA Administradora Industrial S de RL de C.V.	91,000	117,607
		538,347

Netherlands 0.9%
Eurocommercial Properties N.V. CVA	9,632	115,193
Unibail-Rodamco-Westfield (a)	23,321	1,085,229
Wereldhave N.V. (a)	13,361	111,666
		1,312,088

Philippines 0.4%
Ayala Land, Inc. (b)	488,632	289,736
Megaworld Corp. *(b)	1,740,000	104,337
SM Prime Holdings, Inc. (b)	402,300	242,243
		636,316

Singapore 1.6%
Ascendas Real Estate Investment Trust	175,588	427,801
CapitaLand Commercial Trust	92,500	114,049
CapitaLand Ltd.	343,900	699,226
CapitaLand Mall Trust	162,600	233,870
Mapletree Commercial Trust	89,627	126,268
Mapletree Industrial Trust	80,047	179,152
Mapletree Logistics Trust	115,831	175,995
Mapletree North Asia Commercial Trust	176,915	122,030
Suntec Real Estate Investment Trust	121,400	124,701
UOL Group Ltd.	52,180	251,664
		2,454,756

South Africa 0.7%
Emira Property Fund Ltd.	171,394	54,882
Growthpoint Properties Ltd.	498,365	358,975
Hyprop Investments Ltd.	85,790	94,387
NEPI Rockcastle plc	31,065	145,116
Redefine Properties Ltd.	1,584,751	231,284
Resilient REIT Ltd.	20,513	47,257
SA Corporate Real Estate Ltd.	1,070,391	66,934
Vukile Property Fund Ltd.	194,051	56,658
		1,055,493

Sweden 0.9%
Castellum AB	17,629	361,364
Fabege AB	11,259	137,493
Fastighets AB Balder, B Shares *	1,262	50,426
Kungsleden AB	16,971	134,437
LE Lundbergfortagen AB, B Shares *	8,481	388,306
Wallenstam AB, B Shares	9,590	125,946
Wihlborgs Fastigheter AB	8,653	138,693
		1,336,665

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Switzerland 0.9%
Allreal Holding AG	1,597	330,769
Mobimo Holding AG	638	187,216
PSP Swiss Property AG	1,902	226,904
Swiss Prime Site AG	6,994	630,467
		1,375,356

Taiwan 0.5%
Cathay Real Estate Development Co., Ltd.	159,000	105,665
Farglory Land Development Co., Ltd.	88,000	143,885
Highwealth Construction Corp.	202,700	320,538
Ruentex Development Co., Ltd.	147,420	217,116
		787,204

Thailand 0.6%
AP Thailand PCL NVDR	654,961	133,000
Central Pattana PCL NVDR	133,200	201,901
Land & Houses PCL NVDR	1,012,700	240,851
Pruksa Holding PCL NVDR	221,130	82,512
Quality Houses PCL	715,800	51,106
Sansiri PCL NVDR	4,415,083	103,607
Supalai PCL NVDR	268,382	145,193
		958,170

United Arab Emirates 1.0%
Aldar Properties PJSC	701,203	386,800
DAMAC Properties Dubai Co. PJSC *	874,552	208,971
Emaar Development PJSC *	80,324	49,263
Emaar Malls PJSC *	251,605	94,983
Emaar Properties PJSC *	985,680	770,680
		1,510,697

United Kingdom 2.3%
Big Yellow Group plc	8,463	120,370
Derwent London plc	5,045	190,364
Grainger plc	46,249	193,236
Great Portland Estates plc	20,997	169,523
Hammerson plc *(a)	196,087	126,793
Intu Properties plc *(a)(b)	2,915,975	20,768
Land Securities Group plc	102,360	793,353
McCarthy & Stone plc *	180,394	173,393
Safestore Holdings plc	12,152	127,210
Savills plc	25,871	281,910
Segro plc	34,772	442,099
St. Modwen Properties plc	27,858	120,529
The British Land Co., plc	124,233	606,317
The Unite Group plc *	10,803	139,203
Workspace Group plc	4,286	32,593
		3,537,661

United States 48.8%
Acadia Realty Trust	7,958	90,244
Alexander & Baldwin, Inc. *	16,207	196,267
Alexandria Real Estate Equities, Inc.	4,203	707,701
American Assets Trust, Inc.	3,462	88,454
American Campus Communities, Inc.	13,557	459,582
American Finance Trust, Inc.	8,159	55,767
American Homes 4 Rent, Class A	11,126	318,649
American Tower Corp.	12,652	3,152,246
Americold Realty Trust	3,018	115,740
Security	Number of Shares	Value ($)
Apartment Investment & Management Co., Class A	12,686	457,077
Apple Hospitality REIT, Inc.	48,476	493,001
Ashford Hospitality Trust, Inc.	17,891	55,104
AvalonBay Communities, Inc.	7,977	1,260,845
Boston Properties, Inc.	15,266	1,326,157
Brandywine Realty Trust	27,158	302,269
Brixmor Property Group, Inc.	50,039	590,460
Brookfield Property REIT, Inc., Class A (a)	16,244	187,293
Camden Property Trust	6,396	581,652
CBL & Associates Properties, Inc. *	686,688	127,724
CBRE Group, Inc., Class A *	34,927	1,642,617
Chatham Lodging Trust	11,670	80,756
Colony Capital, Inc.	213,158	577,658
Columbia Property Trust, Inc.	20,431	241,086
CoreCivic, Inc.	53,927	502,060
CorePoint Lodging, Inc.	31,415	178,437
CoreSite Realty Corp.	1,428	174,859
Corporate Office Properties Trust	11,956	294,596
Cousins Properties, Inc.	8,331	248,680
Crown Castle International Corp.	18,956	3,094,567
CubeSmart	11,891	375,993
Cushman & Wakefield plc *	5,212	60,511
CyrusOne, Inc.	4,332	361,852
DiamondRock Hospitality Co.	45,959	243,583
Digital Realty Trust, Inc.	40,182	6,254,328
Diversified Healthcare Trust	134,063	509,439
Douglas Emmett, Inc.	10,773	300,782
Duke Realty Corp.	20,591	793,783
EastGroup Properties, Inc.	1,472	196,012
Empire State Realty Trust, Inc., Class A	22,587	142,298
EPR Properties	6,908	223,197
Equinix, Inc.	2,966	2,342,487
Equity Commonwealth	8,811	276,577
Equity LifeStyle Properties, Inc.	6,514	431,813
Equity Residential	26,226	1,480,458
Essex Property Trust, Inc.	3,157	683,522
Extra Space Storage, Inc.	6,048	644,414
Federal Realty Investment Trust	5,311	420,844
First Industrial Realty Trust, Inc.	6,037	257,478
Franklin Street Properties Corp.	27,199	120,492
Gaming & Leisure Properties, Inc.	12,676	460,773
Global Net Lease, Inc.	7,760	135,800
Healthcare Realty Trust, Inc.	9,572	276,152
Healthcare Trust of America, Inc., Class A	12,639	333,543
Healthpeak Properties, Inc.	44,129	1,219,726
Hersha Hospitality Trust	18,241	117,290
Highwoods Properties, Inc.	11,118	414,257
Host Hotels & Resorts, Inc.	162,394	1,823,685
Hudson Pacific Properties, Inc.	10,809	253,795
Investors Real Estate Trust	1,798	127,838
Invitation Homes, Inc.	14,371	411,442
Iron Mountain, Inc.	49,964	1,503,417
JBG SMITH Properties	5,772	159,711
Jones Lang LaSalle, Inc.	9,470	975,789
Kennedy-Wilson Holdings, Inc.	11,953	170,808
Kilroy Realty Corp.	6,313	369,437
Kimco Realty Corp.	48,119	576,947
Kite Realty Group Trust	16,104	181,009
Lamar Advertising Co., Class A	8,519	589,770
Lexington Realty Trust	27,993	318,280
Life Storage, Inc.	3,201	337,481
LTC Properties, Inc.	2,538	92,612
Mack-Cali Realty Corp.	14,251	179,990
Marcus & Millichap, Inc. *	1,649	46,518
Medical Properties Trust, Inc.	19,772	367,364

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Mid-America Apartment Communities, Inc.	6,583	771,001
National Health Investors, Inc.	2,383	148,342
National Retail Properties, Inc.	8,719	309,001
New Senior Investment Group, Inc.	38,861	170,211
Newmark Group, Inc., Class A	15,056	66,698
Office Properties Income Trust	7,309	174,247
Omega Healthcare Investors, Inc.	14,887	461,050
Outfront Media, Inc.	30,131	510,118
Paramount Group, Inc.	27,281	201,879
Park Hotels & Resorts, Inc.	65,165	618,416
Pebblebrook Hotel Trust	15,384	194,146
Pennsylvania Real Estate Investment Trust (a)	50,549	55,604
Physicians Realty Trust	8,853	160,682
Piedmont Office Realty Trust, Inc., Class A	22,941	351,227
Preferred Apartment Communities, Inc., Class A	5,743	37,904
Prologis, Inc.	24,117	2,456,558
PS Business Parks, Inc.	1,188	149,926
Public Storage	7,495	1,591,938
QTS Realty Trust, Inc., Class A	3,049	206,783
Realogy Holdings Corp.	146,426	1,622,400
Realty Income Corp.	12,321	764,272
Regency Centers Corp.	9,918	393,844
Retail Opportunity Investments Corp.	11,608	129,197
Retail Properties of America, Inc., Class A	48,352	305,101
RLJ Lodging Trust	41,090	387,890
RPT Realty	16,586	97,194
Ryman Hospitality Properties, Inc.	5,458	208,277
Sabra Health Care REIT, Inc.	12,308	182,528
SBA Communications Corp.	1,893	579,391
Seritage Growth Properties, Class A *(a)	5,969	83,745
Service Properties Trust	72,140	592,269
Simon Property Group, Inc.	35,546	2,411,796
SITE Centers Corp.	42,062	315,886
SL Green Realty Corp.	14,866	695,134
Spirit Realty Capital, Inc.	9,918	352,188
STAG Industrial, Inc.	5,491	177,359
STORE Capital Corp.	7,943	214,779
Summit Hotel Properties, Inc.	22,139	130,399
Sun Communities, Inc.	3,153	470,049
Sunstone Hotel Investors, Inc.	47,905	399,049
Tanger Factory Outlet Centers, Inc. (a)	30,038	170,916
Taubman Centers, Inc.	10,651	407,933
The GEO Group, Inc.	39,783	443,978
The Howard Hughes Corp. *	2,566	151,676
The Macerich Co. (a)	52,883	419,362
UDR, Inc.	15,532	540,669
Uniti Group, Inc.	67,987	667,632
Urban Edge Properties	13,835	146,098
Ventas, Inc.	47,414	1,953,931
VEREIT, Inc.	126,675	851,256
VICI Properties, Inc.	9,504	212,319
Vornado Realty Trust	20,550	736,306
Washington Prime Group, Inc.	305,920	208,026
Washington Real Estate Investment Trust	8,799	193,050
Weingarten Realty Investors	15,320	267,640
Security	Number of Shares	Value ($)
Welltower, Inc.	41,815	2,405,199
WP Carey, Inc.	8,564	594,085
Xenia Hotels & Resorts, Inc.	29,223	262,423
		74,945,822
Total Common Stock
(Cost $165,190,720)		153,935,062

Other Investment Company 1.8% of net assets

United States 1.8%
Securities Lending Collateral 1.8%
Wells Fargo Government Money Market Fund, Select Class 0.06% (c)	2,778,079	2,778,079
Total Other Investment Company
(Cost $2,778,079)		2,778,079
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.1% of net assets

Time Deposits 0.1%
Brown Brothers Harriman
Australian Dollar
0.01%, 09/01/20 (d)	81,772	60,311
Canadian Dollar
0.03%, 09/01/20 (d)	1,735	1,330
Euro
(0.69%), 09/01/20 (d)(e)	3,974	4,743
Hong Kong Dollar
0.15%, 09/01/20 (d)	220,086	28,398
Japanese Yen
(0.23%), 09/01/20 (d)(e)	364,460	3,441
Singapore Dollar
0.01%, 09/01/20 (d)	22,047	16,204
South African Rand
4.50%, 09/01/20 (d)	107,551	6,345
Swedish Krona
(0.25%), 09/01/20 (d)(e)	6,194	716
Swiss Franc
(1.43%), 09/01/20 (d)(e)	350	387
Total Short-Term Investments
(Cost $121,875)		121,875
*	Non-income producing security.
(a)	All or a portion of this security is on loan. Securities on loan were valued at $2,537,582.
(b)	Fair-valued by management using significant unobservable inputs in accordance with procedures approved by fund’s Board of Trustees.
(c)	The rate shown is the 7-day yield.
(d)	The rate shown is the current daily overnight rate.
(e)	Rate is negative due to the current daily overnight rate at the central bank of the denominated currency and therefore is non-income producing.

CVA —	Dutch Certificate
NVDR —	Non-Voting Depositary Receipt
REIT —	Real Estate Investment Trust

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2020 (Unaudited) (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2020 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$79,988,018	$—	$—	$79,988,018
Australia	—	7,372,868	—	7,372,868
Austria	—	261,833	—	261,833
Belgium	—	375,988	—	375,988
China	217,698	17,922,666	—	18,140,364
France	—	2,031,314	—	2,031,314
Germany	117,767	4,553,335	—	4,671,102
Hong Kong	—	15,679,380	—	15,679,380
Japan	—	10,449,789	—	10,449,789
Netherlands	—	1,312,088	—	1,312,088
Philippines	—	—	636,316	636,316
Singapore	—	2,454,756	—	2,454,756
South Africa	161,321	894,172	—	1,055,493
Sweden	—	1,336,665	—	1,336,665
Switzerland	—	1,375,356	—	1,375,356
Taiwan	—	787,204	—	787,204
Thailand	—	958,170	—	958,170
United Arab Emirates	—	1,510,697	—	1,510,697
United Kingdom	—	3,516,893	20,768	3,537,661
Other Investment Company[1]	2,778,079	—	—	2,778,079
Short-Term Investments[1]	—	121,875	—	121,875
Total	$83,262,883	$72,915,049	$657,084	$156,835,016
[1]	As categorized in Portfolio Holdings.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of August 31, 2020; unaudited
Assets
Investments in unaffiliated issuers, at value (cost $165,312,595) including securities on loan of $2,537,582		$154,056,937
Collateral invested for securities on loan, at value (cost $2,778,079)		2,778,079
Foreign currency, at value (cost $17,788)		17,871
Deposit with broker for futures contracts		126,500
Receivables:
Investments sold		901,492
Dividends		243,796
Fund shares sold		194,655
Foreign tax reclaims		60,716
Income from securities on loan		11,769
Prepaid expenses	+	16,151
Total assets		158,407,966
Liabilities
Collateral held for securities on loan		2,778,079
Payables:
Investments bought		32,007
Investment adviser fees		48,274
Fund shares redeemed		948,974
Due to custodian		873,100
Variation margin on futures contracts	+	7,762
Total liabilities		4,688,196
Net Assets
Total assets		158,407,966
Total liabilities	–	4,688,196
Net assets		$153,719,770
Net Assets by Source
Capital received from investors		176,657,532
Total distributable loss		(22,937,762)

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$153,719,770		16,011,373		$9.60

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2020 through August 31, 2020; unaudited
Investment Income
Dividends (net of foreign withholding tax of $133,511)		$4,168,687
Interest		56
Securities on loan, net	+	55,966
Total investment income		4,224,709
Expenses
Investment adviser fees		307,949
Total expenses	–	307,949
Net investment income		3,916,760
Realized and Unrealized Gains (Losses)
Net realized losses on investments		(9,624,842)
Net realized gains on futures contracts		350,477
Net realized losses on foreign currency transactions	+	(16,588)
Net realized losses		(9,290,953)
Net change in unrealized appreciation (depreciation) on investments		(19,541,376)
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	4,276
Net change in unrealized appreciation (depreciation)	+	(19,537,100)
Net realized and unrealized losses		(28,828,053)
Decrease in net assets resulting from operations		($24,911,293)

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/20-8/31/20		3/1/19-2/29/20
Net investment income		$3,916,760	$6,406,902
Net realized losses		(9,290,953)	(65,011)
Net change in unrealized appreciation (depreciation)	+	(19,537,100)	(4,754,715)
Increase (decrease) in net assets from operations		(24,911,293)	1,587,176
Distributions to Shareholders
Total distributions		($599,802)	($8,533,108)

Transactions in Fund Shares
		3/1/20-8/31/20		3/1/19-2/29/20
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,851,700	$33,267,520	4,259,943	$50,077,798
Shares reinvested		47,620	451,431	558,497	6,570,311
Shares redeemed	+	(5,590,229)	(50,204,729)	(3,765,445)	(44,219,607)
Net transactions in fund shares		(1,690,909)	($16,485,778)	1,052,995	$12,428,502
Shares Outstanding and Net Assets
		3/1/20-8/31/20		3/1/19-2/29/20
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		17,702,282	$195,716,643	16,649,287	$190,234,073
Total increase or decrease	+	(1,690,909)	(41,996,873)	1,052,995	5,482,570
End of period		16,011,373	$153,719,770	17,702,282	$195,716,643

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab Target 2010 Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2030 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2035 Fund
Schwab S&P 500 Index Fund	Schwab Target 2040 Fund
Schwab Small-Cap Index Fund®	Schwab Target 2045 Fund
Schwab Total Stock Market Index Fund®	Schwab Target 2050 Fund
Schwab U.S. Large-Cap Growth Index Fund	Schwab Target 2055 Fund
Schwab U.S. Large-Cap Value Index Fund	Schwab Target 2060 Fund
Schwab U.S. Mid-Cap Index Fund	Schwab Monthly Income Fund — Moderate Payout
Schwab International Index Fund®	Schwab Monthly Income Fund — Enhanced Payout
Schwab MarketTrack All Equity Portfolio™	Schwab Monthly Income Fund — Maximum Payout
Schwab MarketTrack Growth Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2015 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2020 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2025 Index Fund
Schwab Balanced Fund	Schwab Target 2030 Index Fund
Schwab Core Equity Fund	Schwab Target 2035 Index Fund
Schwab Dividend Equity Fund	Schwab Target 2040 Index Fund
Schwab Large-Cap Growth Fund	Schwab Target 2045 Index Fund
Schwab Small-Cap Equity Fund	Schwab Target 2050 Index Fund
Schwab Hedged Equity Fund	Schwab Target 2055 Index Fund
Schwab Health Care Fund	Schwab Target 2060 Index Fund
Schwab International Core Equity Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov.
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
•   Cash management sweep time deposits: Balances held in cash management sweep time deposits are accounted for on a cost basis, which approximates market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices, without consideration to the classification level of the specific investments held by an underlying fund.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2020 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their fair value may change daily.
Securities Lending: Under the trust’s Securities Lending Program, the fund (lender) may make short-term loans of its securities to another party (borrower) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or foreign governments, or letters of credit issued by a bank. Collateral at the individual loan level is required to be maintained on a daily marked-to-market basis in an amount at least equal to the current value of the securities loaned. The lending agent provides the fund with indemnification against borrower default (the borrower fails to return the security on loan) reducing the risk of loss as a result of default. The cash collateral of securities loaned is currently invested in money market portfolios operating under Rule 2a-7 of the 1940 Act. The fund bears the risk of loss with respect to the investment of cash collateral. The terms of the securities lending agreement allow the fund or the lending agent to terminate any loan at any given time and the securities must be returned within the earlier of the standard trade settlement period or the specified time period under the relevant securities lending agreement. Securities lending income, as disclosed in the fund’s Statement of Operations, if applicable, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent and broker rebates which are subject to adjustments pursuant to the securities lending agreement. On loans not collateralized by cash, a fee is received from the borrower, and is allocated between the fund and the lending agent. The aggregate fair value of securities loaned will not at any time exceed one-third of the total assets of the fund, including collateral received from the loan. Securities lending fees paid to the unaffiliated lending agents start at 10% of gross lending revenue, with subsequent breakpoints to a low of 7.5%. In this context, the gross lending revenue equals the income received from the investment of cash collateral and fees paid by borrowers less any rebates paid to the borrowers. Any expenses charged by the cash collateral fund are in addition to these fees. All remaining revenue is retained by the fund, as applicable. No portion of lending revenue is paid to or retained by Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) or any affiliate of CSIM.
As of August 31, 2020, the fund had securities on loan, all of which were classified as common stocks. The value of the securities on loan and the related collateral as of August 31, 2020, are disclosed in the fund’s Portfolio Holdings and Statement of Assets and Liabilities.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances, however, interest rates may be negative due to overnight

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
rates at the central bank of the denominated currency. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations in the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized appreciation to provide for potential non-U.S. taxes payable upon the sale of these securities.
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between CSIM and the fund, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2020, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. Markets may be impacted by economic, political, regulatory and other conditions, including economic sanctions and other government actions. In addition, the occurrence of global events, such as war, terrorism, environmental disasters, natural disasters or epidemics, may also negatively affect the financial markets. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index. Market disruptions could cause delays in the index’s rebalancing schedule which may result in the index and, in turn, the fund experiencing returns different than those that would have been achieved under a normal rebalancing schedule.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Large-Cap Company Risk. Large-cap companies are generally more mature and the securities issued by these companies may not be able to reach the same levels of growth as the securities issued by small- or mid-cap companies.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting, auditing, financial reporting and record keeping requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this section. A fund’s use of derivatives is also subject to counterparty risk, lack of availability risk, valuation risk, correlation risk and tax risk. Counterparty risk is the risk that the counterparty to a derivatives transaction may not fulfill its contractual obligations either because the financial condition of the counterparty declines, or because the counterparty is otherwise unable or unwilling to perform under the contract. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Securities Lending Risk. Securities lending involves the risk of loss of rights in, or delay in recovery of, the loaned securities if the borrower fails to return the security loaned or becomes insolvent.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund’s average daily net assets.
Other Affiliated Transactions
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. CSIM pays all applicable licensing fees for the fund.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

4. Affiliates and Affiliated Transactions (continued):
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2020, the fund’s total aggregate security transactions with other funds in the Fund Complex was $12,968,771 and includes realized loss of $116,284.
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund does not pay any interested or non-interested (independent) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other funds in the Fund Complex in a joint, syndicated, committed $750 million line of credit (the Syndicated Credit Facility), maturing on October 1, 2020. On October 1, 2020, the Syndicated Credit Facility was further amended to run for a new 364 day period with a line of credit of $850 million, maturing on September 30, 2021. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by the fund, CSIM paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.
During the period, the fund was a participant with other funds in the Fund Complex in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which was scheduled to mature on November 27, 2020. However, on October 1, 2020, the Uncommitted Credit Facility was amended to run for a new 364 day period with a line of credit of $400 million, maturing on September 30, 2021. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2020, the month-end average notional amounts of futures contracts held by the fund was $480,794 and the month-end average number of contracts held was 11.

8. Purchases and Sales of Investment Securities:
For the period ended August 31, 2020, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$26,043,160	$39,017,721

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Financial Notes, unaudited (continued)

9. Federal Income Taxes:
As of August 31, 2020, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$177,420,844
Gross unrealized appreciation	$14,884,774
Gross unrealized depreciation	(35,470,602)
Net unrealized appreciation (depreciation)	($20,585,828)
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 29, 2020, the fund had no capital loss carryforwards available to offset future net capital gains.
The tax-basis components of distributions and components of distributable earnings on a tax basis are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of August 31, 2020. The tax-basis components of distributions paid during the fiscal year ended February 29, 2020, were as follows:
Ordinary income	$8,043,943
Long-term capital gains	489,165
As of February 29, 2020, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended February 29, 2020, the fund did not incur any interest or penalties.

10. Independent Registered Public Accounting Firm:
On June 8, 2020, the Audit, Compliance and Valuation Committee of the Board approved, and on June 9, 2020, the Board approved, Deloitte & Touche LLP as the independent registered accounting firm of the Schwab Funds Complex for fiscal periods ending after June 8, 2020.
On June 8, 2020, PricewaterhouseCoopers LLP (the “Prior Auditor”) resigned as the independent registered public accounting firm of the Schwab Funds Complex. The Prior Auditor’s reports on the financial statements of the fund for the past two fiscal years, the years ended February 28, 2019 and February 29, 2020, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal year-ends and through June 8, 2020, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its reports on the fund’s financial statements for such periods; or (2) “reportable events,” as that term is defined in Item 304 (a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

11. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940, as amended (the 1940 Act), requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory and administration agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental Global Real Estate Index Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about CSIM’s affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. As part of the renewal process, the Independent Trustees’ legal counsel, on behalf of the Independent Trustees, sends an information request letter to CSIM seeking certain relevant information. The responses by CSIM are provided to the Trustees in the Board materials for their review prior to their meeting, and the Trustees are provided with the opportunity to request any additional materials. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. In considering the renewal, the Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees participate in question and answer sessions with representatives of CSIM and meet in executive session outside the presence of Fund management.
The Board, including a majority of the Independent Trustees, considered information specifically relating to the continuance of the Agreement with respect to the Fund at meetings held on
May 11, 2020 and June 9, 2020, and approved the renewal of the Agreement with respect to the Fund for an additional one-year term at the meeting on June 9, 2020 called for the purpose of voting on such approval.1
The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds and benchmark data;
3.	the Fund’s expenses and how those expenses compared to those of certain other similar mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining skilled personnel and specialized talent, and information security resources. The Trustees also considered information provided by CSIM relating to services and support provided with respect to the Fund’s portfolio management team, portfolio strategy, and internal investment guidelines, as well as trading infrastructure, liquidity management, product design and analysis, shareholder communications, securities valuation, fund accounting and custody, and vendor and risk oversight. The Trustees also considered investments CSIM has made in its infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise in key areas (including portfolio management and trade operations), and improving business continuity, cybersecurity, due diligence, risk management processes, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders. The Trustees also considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and an array of account features that benefit Fund shareholders who are brokerage

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clients of Schwab. Finally, the Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition including Schwab’s ability to maintain consistent operations and service levels during recent periods of remote work and market volatility. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, if applicable, and market trends, as well as in consideration of the Fund’s investment style and strategy attributes and disclosures. As part of this review, the Trustees considered the composition of the peer category, selection criteria and the reputation of the independent provider of investment company data who prepared the peer category analysis. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the Fund’s demonstrated performance in tracking its benchmark index. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that the Board and a designated committee of the Board review performance throughout the year. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement and the Fund’s net operating expense ratio, in each case, in comparison to those of other similar mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. CSIM reported to the Board, and the Board took into account, the risk assumed by CSIM in the development of products and provision of services as well as the competitive marketplace for financial products. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefits to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the Fund and other funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. The Trustees noted that CSIM continues to invest substantial sums in its business in order to provide enhanced research capabilities, services, and systems to benefit the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. Although the Trustees recognized the difficulty of determining economies of scale with precision, the Trustees considered the potential existence of any economies of scale by way of the relatively low advisory fee and unitary fee structure of the Fund and whether those are passed along to the Fund’s shareholders through (i) the enhancement of services provided to the Fund in return for fees paid, including through investments by CSIM in CSIM’s infrastructure, including modernizing CSIM’s technology and use of data, increasing expertise and capabilities in key areas (including portfolio and trade operations), and improving business continuity, cybersecurity, due diligence, and information security programs, which are designed to provide enhanced services to the Fund and its shareholders; (ii) graduated investment advisory fee schedules or unitary fee structures, fee waivers, or expense caps by CSIM and its affiliates for those funds in the Schwab fund complex with such features; and (iii) pricing a fund to scale and keeping overall expenses down as the fund grows. The Trustees acknowledged that, in addition, CSIM has shared any economies of scale with the Fund by investing in CSIM’s infrastructure, as discussed above, over time and that CSIM’s internal costs of providing investment management, technology, administrative, legal and compliance services to the Fund continues to increase as a result of regulatory or other developments. The Trustees considered that CSIM and its affiliates may employ contractual expense caps to protect shareholders from high fees when fund assets are relatively small, for example, in the case of newer funds or funds with investment strategies that are from time to time out of favor, because, among other reasons, shareholders may benefit from the continued availability of such funds at

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subsidized expense levels. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefits from economies of scale.
In the course of their deliberations, the Trustees may have accorded different weights to various factors and did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the
Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

[1]	The meeting on June 9, 2020 was held telephonically in reliance on exemptive relief from the in-person voting requirement under the 1940 Act as provided by the Securities and Exchange Commission.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 100 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	100	None
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow (Oct. 1979 – present), The Hoover Institution at Stanford University (public policy think tank); Senior Fellow (2000 – present), Stanford Institute for Economic Policy Research; Professor of Public Policy (1994 – 2015), Stanford University.	100	Director (2005 – present), Gilead Sciences, Inc.
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Retired. President and Chairman (2014 – 2016), TIAA Charitable (financial services); Senior Managing Director (2003 – 2016), TIAA (financial services).	100	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner (May 2012 – present), Kochis Global (wealth management consulting).	100	None

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Schwab Fundamental Global Real Estate Index Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	100	Director (2004 – present), Corcept Therapeutics Incorporated Director (2009 – present), Adamas Pharmaceuticals, Inc. Director (2003 – 2019), Symantec Corporation
Jane P. Moncreiff 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Consultant (2018 – present), Fulham Advisers LLC (management consulting); Chief Investment Officer (2009 – 2017), CareGroup Healthcare System, Inc. (healthcare).	100	None
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group (Dec. 2008 – Sept. 2013), Intuit, Inc. (financial software and services firm for consumers and small businesses).	100	Director (2008 – present), KLA-Tencor Corporation
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant (2008 – present), Patmore Management Consulting (management consulting).	100	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder (Mar. 1990 – present), Smith Graham & Co. (investment advisors).	100	Director (2012 – present), Eaton Corporation plc

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Schwab Fundamental Global Real Estate Index Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer (Oct. 2008 – present), The Charles Schwab Corporation; President and Chief Executive Officer (Oct. 2008 – present) and Director (May 2008 – present), Charles Schwab & Co., Inc.; Director (Apr. 2006 – present), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (July 2019 – present), Charles Schwab Trust Bank; Director (May 2008 – present) and President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation; Director (July 2016 – present), Charles Schwab Investment Management, Inc.	100	Director (2008 – present), The Charles Schwab Corporation
Jonathan de St. Paer[2] 1973 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2019)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.	100	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present) and Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President (July 2015 – present), Charles Schwab & Co., Inc.; Chief Financial Officer (July 2015 – Aug. 2017) and Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director (May 2007 – present), Charles Schwab & Co., Inc.; Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank, SSB; Director (Nov. 2017 – present), Charles Schwab Premier Bank, SSB; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.; Director (Oct. 2020 – present), TD Ameritrade Holding Corporation.	100	None

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Jonathan de St. Paer
1973
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	Director (Apr. 2019 – present), President (Oct. 2018 – present), and Chief Executive Officer (Apr. 2019 – Nov. 2019), Charles Schwab Investment Management, Inc.; Senior Vice President (June 2020 – present), Charles Schwab Investment Advisory, Inc.; Trustee and Chief Executive Officer (Apr. 2019 – present) and President (Nov. 2018 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Director (Apr. 2019 – present), Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited; Senior Vice President (Apr. 2019 – present), Senior Vice President – Strategy and Product Development (CSIM) (Jan. 2014 – Mar. 2019), and Vice President (Jan. 2009 – Dec. 2013), Charles Schwab & Co., Inc.
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer (Jan. 2016 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Assistant Treasurer (Dec. 2013 – Dec. 2015), Schwab Funds and Laudus Funds; Assistant Treasurer (Nov. 2013 – Dec. 2015), Schwab ETFs; Chief Financial Officer (Mar. 2020 – present) and Vice President (Oct. 2013 – present), Charles Schwab Investment Management, Inc.; Executive Director (Apr. 2011 – Sept. 2013), J.P. Morgan Investor Services; Assistant Treasurer (May 2005 – Mar. 2011), Massachusetts Financial Service Investment Management.
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Head of the Portfolio Management Group and Vice President of Portfolio Management (May 2009 – Apr. 2011), Financial Engines, Inc. (investment management firm); Head of Quantitative Equity (July 2004 – Jan. 2009), ING Investment Management.
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer (Apr. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Investment Officer – Fixed Income (June 2011 – present), Schwab Funds, Laudus Funds and Schwab ETFs; Senior Managing Director and Global Head of Active Fixed-Income Strategies (Jan. 2008 – Oct. 2010), State Street Global Advisors; Director of Alpha Strategies (Apr. 2006 – Jan. 2008), Loomis, Sayles & Company (investment management firm).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present) and Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present) and Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk (Apr. 2011 – present), Laudus Funds; Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President (July 2005 – present), Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Charles Schwab Investment Management, Inc.; Vice President (Dec. 2005 – present) and Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary (Oct. 2009 – present), Schwab ETFs.
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Mr. de St. Paer and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust, and is a director of CSIM. Mr. de St. Paer is an Interested Trustee because he owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index   An index that is a broad-based benchmark measuring the performance of the U.S. investment grade, taxable bond market, including U.S. Treasuries, government-related and corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities, and asset-backed securities that are publicly available for sale in the United States. To be eligible for inclusion in the index, securities must be fixed rate, non-convertible, U.S. dollar-denominated with at least $300 million or more of outstanding face value and have one or more years remaining to maturity. The index excludes certain types of securities, including tax-exempt state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds. The index is market capitalization weighted and the securities in the index are updated on the last business day of each month.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index   An index that is a float-adjusted market-capitalization weighted index comprised of income-producing commercial and/or residential real estate investment trusts (REITs). The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub-dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA Nareit Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock. Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net)  An index that is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Fundamental methodology ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds®.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

Schwab Funds
Equity Funds
Schwab Core Equity Fund
Schwab Dividend Equity Fund
Schwab Large-Cap Growth Fund
Schwab Small-Cap Equity Fund
Schwab Hedged Equity Fund
Schwab Health Care Fund
Schwab International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab U.S. Large-Cap Growth Index Fund
Schwab U.S. Large-Cap Value Index Fund
Schwab U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab Monthly Income Funds
Bond Funds
Schwab Treasury Inflation Protected Securities Index Fund
Schwab U.S. Aggregate Bond Index Fund
Schwab Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund1
Schwab California Tax-Free Bond Fund1
Schwab High Yield Municipal Bond Fund
Schwab Money Funds2
Schwab provides a broad choice of taxable and tax-exempt money market funds for both retail and institutional client types.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds
1-877-824-5615
© 2020 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

¹	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
²	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR87850-05
00249646

Item 2:	Code of Ethics.

Not applicable to this semi-annual report.

Item 3:	Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4:	Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6:	Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Jonathan de St. Paer and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13:	Exhibits.

(a)   (1)     Code of ethics – not applicable to this semi-annual report.

(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.

(4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

(b)

A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSRS with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 19, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan de St. Paer
Jonathan de St. Paer Chief Executive Officer

Date:	October 19, 2020

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 19, 2020